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LICENSE AND SERVICE AGREEMENT

THIS LICENSE AND SERVICE AGREEMENT is entered into as of the 2nd day of November, 2015 (the “Effective Date”), by and between Digital Turbine USA, Inc. (“Company”) and AT&T Mobility LLC, on behalf of itself and its Affiliates including Cricket Wireless, LLC (“AT&T”). Company and AT&T may each be referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, AT&T and Company desire to launch a “white label” AT&T Application Download Service (“AADS”) pursuant to which End Users will be able to discover and download Applications to their Interactive Devices and provide ongoing support, upgrades, maintenance, administration, and reporting services related thereto.

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.	DEFINITIONS; INTERPRETATION

1.1    Definitions. In addition to terms defined elsewhere in this Agreement, the following terms will have the following meanings:

“Affiliate” means any Person that directly or indirectly, through one of more intermediaries, controls, is controlled by, or is under common control with another person or entity. In the case of AT&T, “Affiliate” excludes AT&T, Inc.

“Agreement” means this License and Service Agreement, including all Exhibits and Schedules.

“Application(s)” means AT&T-branded or third-party branded software applications for use on Interactive Devices.

“AT&T Acceptance Testing” means acceptance of the Information Service in accordance with the standard testing requirements of AT&T.

“AT&T Application Download Service or “AADS” means the Company’s software application (“Client”) and service for use on Interactive Devices as described in Exhibit A and A-1 of Supplement No. l to this Agreement.

“AT&T Interfaces” means the interfaces through which AT&T may present and distribute the AADS to End Users.

“AT&T’s Marks” means those Marks of AT&T identified in writing by AT&T from time to time during the Term.

“AT&T Service” means the wireless data services delivered over AT&T’s wireless data network to End Users.

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“Business Day” means any day other than a Saturday, Sunday or statutory holiday in the State of New York, as applicable.

“Commercial Launch Date” means the first date that the AT&T Application Download Service is made available to End Users commercially for use with the AT&T Service.

“Company’s Marks” means those Marks of Company used by Company in conjunction with the AT&T Application Download Service as identified by Company in writing from time to time during the Term, as well as any Marks of third parties (other than AT&T) included in the AT&T Application Download Service.

“Confidential Information” means any information which is confidential in nature or that is treated as confidential by a Party and that is furnished by or on behalf of such Party (collectively, the “Disclosing Party”) to the other Party (collectively, the “Receiving Party”), whether such information is or has been conveyed verbally or in written or other tangible form, and whether such information is acquired directly or indirectly such as in the course of discussions or other investigations by the Receiving Party, including, but not limited to, trade secrets and technical, financial or business information, data, ideas, concepts or know-how that is considered and treated as being confidential by the Disclosing Party. Confidential Information disclosed in tangible or electronic form shall be identified by the Disclosing Party as confidential with conspicuous markings, or otherwise identified with a legend as being confidential, but in no event shall the absence of such a mark or legend preclude disclosed information which would be considered confidential by a Disclosing Party exercising reasonable business judgment from being treated as Confidential Information by Receiving Party.

“Content” means any Company and third party applications, software, text, images, photographs, graphics, artwork, animation, video, audio and other data products delivered to End Users in connection with the AT&T Application Download Service (a) through an application operated by Company, and (b) under System level Permissions (defined in Section 3.2.2 below). Content is considered “Provided Elements” as defined in Section
10.2 below.

“End User” means any user of the AT&T Service who is qualified, under rules established by AT&T and communicated to Company, to use the AT&T Application Download Service.

“Intellectual Property Right” means any right that is or may be granted or recognized under any federal, state or local law regarding patents, copyrights, moral rights, trade- marks, trade names, service marks, confidential information (including Confidential Information as defined herein), industrial designs, mask work, integrated circuit topography, privacy, publicity, celebrity and personality rights and any other statutory provision or common or civil law principle regarding intellectual and industrial property, whether registered or unregistered.

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“Interactive Device” means any wireless communication and/or computing devices, including cellular phones and advanced wireless devices such as laptop or netbook computers, personal digital assistants, tablets, smartphones, or other equipment made available for operation on the AT&T Service with AADS.

“Mark” means trade names, trademarks, service marks, logos, domain names, marks or other business identifiers of any entity.

“Person” means any individual, corporation, partnership, joint venture, association, trust or other entity or group.

“Term” shall have the meaning ascribed to that term in Section 11.1.

“Unsuitable Information Services” means those portions of the AADS and all applications and Content therein as provided by Company (including materials that are “hidden” or unlockable) that contain materials which (i) are unlawful, threatening, defamatory, obscene or harassing; (ii) include viruses, malware or spyware or similar technology; or (iii) facilitate illegal activity, depict sexually explicit images, promote violence, promote discrimination, promote illegal activities, or incorporate any materials that infringe or assist others to infringe on any copyright, trademark, or other intellectual property rights.

“Use” includes any act, which if committed without the proper authorization of the owner of an Intellectual Property Right, would constitute an infringement of such Intellectual Property Right.

“User Granted Permissions” means permission to access capabilities or information on a mobile device that the Android operating system does not allow a mobile app to access without prior end user acceptance, which may include but are not limited to, location, identity, contacts, and device/app history.

2.	GRANT OF RIGHTS

2.1    Rights Granted. Company hereby grants to AT&T a worldwide, non-exclusive, irrevocable (except as set forth in this Agreement and Supplement 1 hereto) right and license, but not the obligation, during the Term with respect to each element of the AADS to: (i) offer, market and promote the AADS (or any aspect of it); (ii) copy and distribute (and sub-license its distributors to copy and distribute the AT&T Application Download Service as a pre-load on Interactive Devices; (iii) permit End Users to use the AADS on Interactive Devices and to download Applications through to Interactive Devices through the AADS and (iv) use, perform, distribute, display and demonstrate the AADS as is reasonably necessary in performing any of the activities contemplated under this Agreement. The Parties agree that the End Users’ use of the AADS is subject to the terms and conditions of the EULA (defined in Section 3.6. below).

2.2    Restrictions on Use of AADS. Except as explicitly permitted in Section 2.1, AT&T shall not copy, decompile or reverse compile, reverse engineer or reverse assemble the AADS.

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2.3    Right to Use AT&T’s Marks. The Marks used by AT&T and its Affiliates are the property of AT&T Intellectual Property II, L.P. d/b/a/ AT&T Intellectual Property (“ATTIP”). ATTIP hereby specifically consents to Company’s use of certain AT&T Marks for the limited purpose described herein. ATTIP hereby grants Company a limited, non-exclusive, non- transferable (with no right to sub-license) right to use, reproduce, publish, display, distribute and transmit AT&T’s Marks within the Information Service and on materials promoting the availability of the Information Service. Company shall not be permitted to use any of AT&T’s Marks for any other purpose without ATTIP’s prior written consent. Prior to the first use of AT&T’s Marks, Company must submit a sample of such proposed use to AT&T for its prior written approval to the AT&T Brand Center at brand.att.com. Once ATTIP approves a particular use of an AT&T Mark, the approval will remain in effect for such use until withdrawn by AT&T with written notice to Company. Without limiting the generality of the foregoing, Company must strictly comply with all standards with respect to AT&T’s Marks as set forth in the AT&T Branding Guidelines located on the AT&T Brand Center site, as may be revised or supplemented from time to time in the sole discretion of ATTIP. Company will not (i) attack the AT&T Marks, nor assist anyone in attacking them, or (ii) make any application to register the AT&T Marks, nor use any confusingly similar trademark, service mark, trade name, iconography, or derivation thereof including, but not limited to, the registration of any domain name or combination mark including any of the AT&T Marks, during the term of this Agreement and thereafter. AT&T Mobility LLC is duly authorized to execute this Agreement on behalf of ATTIP, solely in relation to ATTIP’s obligations as set for in this Section.

2.4    Right to Use Company’s Marks. Company hereby grants AT&T a limited, non- exclusive non-transferable (with no right to sub-license) license to Use, reproduce, publish, display distribute and transmit Company’s Marks on materials promoting the AT&T Service (including the availability of the Information Service therein). Prior to the first Use of Company’s Marks in the manner permitted herein, AT&T must submit a sample of such proposed Use to Company for Company’s prior written approval, which may not be unreasonably withheld or delayed. Company will be responsible for obtaining any third party approvals with respect to the Use by Company of any third-party Marks in, or in connection with, the Information Service. Once Company approves a particular Use of a Mark, the approval will remain in effect for such Use until withdrawn with reasonable prior written notice.

2.5    Service Level Agreement. Company shall provide the AADS and Cricket Application Download Service (“CADS”) in accordance with the terms of the Service Level Agreement, attached as Exhibits B.

2.6    The Cricket Affiliate. The terms and conditions of this Agreement are available to Affiliates of AT&T Mobility LLC, and such Affiliates may execute separate supplements with Company to modify or add certain terms specifically applicable to such Affiliates. The Parties acknowledge and agree that Cricket Wireless LLC, ("Cricket") an AT&T Affiliate, has appended

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Supplement No.1 with Exhibits and Schedules to this Agreement, and all terms and conditions of this Agreement will apply to Cricket, unless specifically changed by the terms and conditions of Supplement No.1, its Exhibits or Schedules. In the event of any conflict between the Agreement and Supplement No.1, its Exhibits and Schedules, Supplement No. 1 and its Exhibits and Schedules shall control, but only with respect to the subject matter therein.

3.	AADS REQUIREMENTS

3.1    Company Responsibility.

1.
Company is solely responsible for creating, hosting and maintaining the AADS in accordance with Exhibit A and the Cricket Application Download Service (“CADS”) in accordance with Exhibit A-1 to Supplement 1.

2.	Company will ensure that the AADS and any third party apps delivered through AADS will not include any Unsuitable Information Services.

3.
AT&T will have the right to specify the order in which Applications are presented to End Users in the AT&T Application Download Service and whether or not specific Applications are made available through the AT&T Application Download Service.

4.
Launch of the AADS is subject to Company’s successful completion of AT&T Acceptance Testing. The AADS will be delivered in accordance with the Delivery Schedule attached as Schedule 1. Company may not make a material modification to any feature or functionality of any aspect of the AADS without AT&T’s written permission. If Company desires to make a material modification, Company shall present such modification to AT&T for Acceptance Testing at least twenty (20) Business Days in advance of the proposed implementation.

5.
Company will ensure that the AT&T Application Download Service (“AADS”) operates on Android V 4.0.3 and any upgrades thereto. Company will be required to support operating system updates as follows: Company shall conduct testing and repair of the AT&T Application Download Service as well as provide analysis on any known issues within a minimum of 30 days prior to the device’s MR (Maintenance Release) lab entry date. If the AT&T Application Download Service is not delivered to AT&T at least 30 days before the MR lab entry date or if the AT&T Application Download Service is not compatible with the operating system AT&T reserves the right to remove any version of the AT&T Application Download Service already pre- loaded from the Interactive Devices via the MR.

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6.	Company shall use commercially reasonable efforts to submit commercially-ready device versions of its AT&T Application Download Service for AT&T testing on each of the Interactive Devices.

7.
Company will make available to AT&T (at no additional cost to AT&T) the standard platform (backend) enhancements, upgrades and releases for the AADS supported by the Interactive Devices (“Standard Upgrades”) no later than the date on which Company makes Standard Upgrades available to other distributors of Company’s “DT Ignite” or equivalent products; provided, AT&T shall not be required to accept any such Standard Upgrades. Standard Upgrades include additional features added to “DT Ignite” or such equivalent products unless material changes are required to be added to the AT&T-specific user interface, in which case the parties will negotiate a mutually agreed statement of work. All Standard Upgrades that are accepted by AT&T are subject to AT&T Acceptance Testing. AT&T will have sole discretion to determine the branding of the AADS and user experience (including, without limitation, on the user interfaces).

8.	AT&T will have sole discretion to determine whether to include the AT&T Application Download Service on any AT&T Device.

9.
Company grants to AT&T a non-exclusive, non-transferable, fully paid- up license to Use and display the art supplied by Company (excluding any Company Marks, which are subject to Section 2.5) and included within the user interface for the AADS during the Term and thereafter for use in such user interfaces and in marketing and promotional materials.

10.
Company will perform, at its expense, all hosting and related operational activities in support of the operation of the AT&T Application Download Service in accordance with the Service Level Agreement attached hereto as Exhibit B.

11.
Company will ensure that the AT&T Application Download Service conforms to applicable federal, state and local laws, rules and regulations as from time to time in effect and AT&T’s standards for protection of privacy and security. In addition, Company will comply with the requirements contained in Exhibit D (“SISR”).

12.
Based on device type, device memory and network performance, AT&T shall use commercially reasonable efforts to make available for Company placement at least [***] Company-sourced Applications in each Interactive Device model’s list of applications presented to End Users.

Thee frequency and timing of each Interactive Device model’s list of applications presented to End Users is at the sole discretion of AT&T.

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3.2	Permissions.

1.	User Permissions. Company will:

(a)    provide notice to End Users of the size of the Application package and the potential for data usage and messaging charges (if applicable) prior to the initial installation of each Application and item of Content delivered to an Interactive Device over the AT&T Service. Company will control the form, content and display of such notices and messages; however, i) Company will incorporate any reasonable feedback or suggestions provided by AT&T, and ii) any references to the carrier require prior AT&T review and approval; End User acceptance of user granted permissions may be required either before initial download of the AADS download or at other points during use as determined by AT&T.

(b)    provide notice and obtain end user consent for all applicable User Granted Permissions also including System Level Permissions, such notice and consent to be consistent with the Android platform conventions for permissions for downloaded applications and updates;

(c)    ensure mutual client/server authentication is performed between the Application performing the installation and the server that is delivering the Application and/or Content prior to installing the Application and/or Content;

(d)    implement protection mechanisms to ensure the Applications downloaded and installed on AT&T Devices are authentic versions of the software;

(e)    not install or update any other software or applications except for the AADS or those apps distributed through AADS as requested by End User;

(f)    obtain prior written approval from AT&T, which shall not be unreasonably withheld or delayed, prior to enabling automatic software updates over the AT&T Service.

2.	System Level Permissions.

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System Level Permissions. “System Level Permissions” means the Android system permissions, as expressed in the system’s manifest and listed at
http://developer.android.com/reference/android/Manifest.permission.html and with a protection level of signature or system. Company agrees that it will not grant System Level Permissions for any applications or software without AT&T’s prior written permission, email to suffice.

(a)
No later than forty-five (45) days prior to lab entry date for an Interactive Device, Company will notify AT&T in writing, email to suffice, of any System Level Permissions requested for Content to be pre-loaded on such device.

(b)	Prior to distributing any Content via the AADS that requires any System Level Permissions, Company shall provide AT&T with at least forty-five (45) days prior written notice, email to suffice.

(c)	AT&T shall have the right to require Company to remove System Level Permissions for Content or restrict distribution of the Content to AT&T customers.

(d)	The list of system level permissions which Company must have approved by AT&T is set forth on Schedule 2 is attached hereto and incorporated herein.

3.3    Guidelines. The AT&T Application Download Service should be designed to make as efficient use of AT&T’s wireless network resources as possible given its intended functions. AT&T may make a set of network usage guidelines that will establish baseline parameters for the operation of AT&T Application Download Service. If AT&T finds any Unsuitable Information Services, AT&T may request removal of said Unsuitable Information Services email notice to suffice and Company will remove such Unsuitable Information Services within two hours of receiving such notification during US business hours. Outside of US business hours, said Unsuitable Information Services shall be removed by Company within twenty-four hours of receiving such notification.

3.4    Takedown. Company recognizes AT&T has the right to remove, disable or require Company to remove or disable any Application or Content if the Application or Content acts in any one of the ways described in subsections (a)-(d) below. Upon request to Company, Company will use commercially reasonable efforts to remove or disable the Application or Content within 24 hours of receipt of the request to takedown from AT&T, email notice to suffice.

(a)    The Application or Content contains a virus, malware, or spyware;

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(b)    The application or Content causes material harm or disruption to AT&T’s network or Devices; or

(c)	The Application or Content violates any applicable law or regulation.

(d) The use of the AADS and any application included therein by End Users is prohibited by AT&T’s Terms of Service (found at www.att.com/legal/terms.wirelesscustomeragreement-list.html).

3.5    Responsibility for Costs. Except as otherwise expressly provided hereunder, each Party shall be responsible for all costs and expenses incurred by it in connection with its performance of this Agreement.

3.6    Customer Care; and EULA. As between the Parties, AT&T will be responsible for first tier customer care to End Users with respect to the AADS. Company will provide tier 2 support to AT&T and in-app support directly to End Users. AT&T will be responsible for first tier customer care in connection with the AT&T Services, including billing, network and Interactive Device issues. As part of the provisioning process, each End User will be required to accept the “End User License Agreement” with AT&T that governs the use of the AADS (“EULA”). AT&T will be responsible for developing the AADS EULA, after consultation with Company.

4.	COMPENSATION, SETTLEMENT, PAYMENT, AND REPORTING

4.1    No Carrier Billing; No Advertising. Unless otherwise agreed in writing (or as otherwise directed by AT&T), the Parties agree that Applications made available through the AT&T Application Download Service will be free to End Users. Upgrades and in-Application purchases may be made through Google Play. Except with AT&T’s written permission, Company will not include Advertising within the AT&T Application Download Service. For the purposes of clarity, “Advertising” includes display advertising (e.g., banner ads).

4.2    Revenue Share and Payment Terms. Exhibit C sets forth the revenue share and payment terms with respect to the AADS.

4.3    Reports. Exhibit C and C-1 to Supplement 1 set forth the reporting requirements with respect to the AADS.

4.4    Audit. Company will maintain accurate and complete records and books of account, which will include, at a minimum, all documentation needed by AT&T to compute and verify the payments payable to the AT&T hereunder and verify all of the information required to be delivered to or otherwise made available to the AT&T in connection with the performance of this Agreement (the “Books and Records”). Upon reasonable advance written notice of not less than thirty (30) days, AT&T will have the right to cause its auditors to examine the Books and Records of the Company at any time during the Company’s normal business hours (including any systems used to create or maintain such Books and Records at Company’s principal place of business

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or wherever such records are retained (on request, be made available in electronic, searchable and analyzable format (e.g., Microsoft Excel or another database format)); provided, however, that AT&T shall only be entitled to exercise such right not more than once per year during the Term, plus once after the end of the Term. With respect to each such examination, the Company will cooperate with AT&T’s representatives to provide reasonable access to the relevant Books and Records.

4.5    Taxes. Each Party shall be liable for, and shall pay and forever hold the other Party hereto harmless from, any and all federal, state and/or local sales, use, excise, income, franchise, corporate and similar taxes and other charges which are or should have been imposed upon or assessed against such Party under applicable law, and/or which are based upon or measured by revenues derived by such Party pursuant to this Agreement.

5.	MARKETING
5.1    Marketing Programs. AT&T may initiate programs designed to promote the AT&T Application Download Service and drive awareness of the value. These programs would be initiated, continued or discontinued at the sole discretion of AT&T during the course of this Agreement.

5.2    Publicity. Neither Party may issue or release for publication any articles or publicity matter relating to the work performed hereunder or mentioning or implying the name of the other Party without the prior written consent of such Party; provided, to the extent required by law or regulation, a party may disclose the existence of this Agreement.

5.3    Review. AT&T and Company will agree to jointly evaluate the AT&T Application Download Service UI/UX no less than once every quarter to determine major or minor changes required to further improve the user experience and value of the business.

6.	USER DATA; SERVICE SECURITY

6.1	AT&T Data

A.	Definitions. For purposes of this Section:

(a)    “AT&T Data” means any data or information (i) of AT&T or its customers, that is disclosed or provided to Company by, or otherwise obtained by Company from, AT&T or any of its customers, including any customer proprietary network information (as that term is defined in Section 222 of the Communications Act of 1934, as amended, 47 U.S.C. §222) and Subscriber Information, as well as data and information with respect to the businesses, customers, operations, networks, systems, facilities, products, rates, regulatory compliance, competitors, consumer markets, assets, expenditures, mergers, acquisitions, divestitures, billings, collections, revenues and finances of AT&T; and (ii) not supplied by AT&T or any of its customers but created, generated, collected or harvested by Company either

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(a)in furtherance of this Agreement or (b) as a result of Company’s having access to AT&T infrastructure, systems, data, hardware, software or processes (for example, through data processing input and output, service level measurements, or ascertainment of network and system information).

(b)“AT&T Derived Data” means any data or information that is a result of any modification, adaption, revision, translation, abridgement, condensation, compilation, evaluation, expansion or other recasting or processing of the AT&T Data, for example, as a result of Company’s observation, analysis, or visualization of AT&T Data arising out of the performance of Company’s obligations hereunder.

(c)“Anonymized Data” means AT&T Data or AT&T Derived Data that are aggregated and non-identifiable to specific End Users.

B.	Ownership of AT&T Data and AT&T Derived Data.

(a)    AT&T Data is the property of AT&T. To the extent needed to perfect AT&T’s ownership in AT&T Data, Company hereby assigns all right, title and interest in AT&T Data to AT&T. No transfer of title in AT&T Data to Company is implied or shall occur under this Agreement. AT&T Data shall not be (a) utilized by Company for any purpose other than as required to fulfill its obligations under this Agreement, (b) sold, assigned, leased, commercially exploited or otherwise provided to or accessed by third parties, whether by or on behalf of Company, (c) withheld from AT&T by Company, or (d) used by Company to assert any lien or other right against or to it. Company shall promptly notify AT&T if Company believes that any use of AT&T Data by Company contemplated under this Agreement or to be undertaken as part of the performance of this Agreement is inconsistent with the preceding sentence.

(b)    AT&T shall own all right, title and interest in and to the AT&T Derived Data. To the extent needed to perfect AT&T’s ownership in AT&T Derived Data, Company hereby assigns all right, title and interest in AT&T Derived Data to AT&T. AT&T grants to Company a license to access, use, and copy the AT&T Derived Data, with no right to grant sublicenses, solely for the performance of Company’s obligations during the Term of this Agreement and solely in compliance with AT&T’s privacy policies, including obligations relating to Customer Information. For the avoidance of doubt, Company shall not create or develop AT&T Derived Data after the expiration or termination of this Agreement.

(c)    Notwithstanding the foregoing, Company will have the right to use and disclose to third parties Anonymized Data as mutually agreed before any usage, solely for purposes of performing its obligations under this Agreement. Note to DT; AT&T needs to know the specific data elements required to perform your obligations hereunder; to whom the data will be disclosed and how frequently.

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(d)    Company shall promptly deliver AT&T Data and AT&T Derived Data to AT&T at no cost to AT&T, and in the format, on the media and in the timing mutually agreed by Company and AT&T (i) at any time at AT&T’s request, (ii) at the expiration or termination of this Agreement and the completion of any requested termination assistance services or (iii) with respect to particular AT&T Data or AT&T Derived Data, at such earlier date that such data is no longer required by Company to perform the Services. Thereafter, Company shall return or destroy, as directed by AT&T, all copies of the AT&T Data and AT&T Derived Data in Company’s possession or under Company’s control within ten (10) business days and deliver to AT&T written certification of such return or destruction signed by an officer of Company.

(e)    The provisions of this Section shall apply to all AT&T Data and AT&T Derived Data, regardless of whether such data was first disclosed or otherwise provided to, or created, developed, modified, recast or processed by, Company before, on or after the Effective Date of this Agreement, and shall survive the expiration or termination of this Agreement. Company shall secure AT&T Data and AT&T Derived Data pursuant to the provisions applicable to AT&T Information under the SISR. Company’s obligation to return AT&T Data and AT&T Derived Data upon AT&T’s request shall not apply to such data which, at the time of AT&T’s request for return, is no longer retained by or on behalf of Company.

6.3    Non-diversion of AT&T Customers. At all times during the term of this Agreement and afterwards, neither Company nor any successor entity to Company or permitted assignee may use any AT&T Data, AT&T Derived Data or any information regarding the identity of AT&T’s customers or the usage or habits of End Users of the Information Service, to solicit, divert, or attempt to divert any such customer or End User from patronizing the AT&T Service.
6.4    No CPNI, SPI or PII. Unless mutually agreed in writing by the Parties, AT&T will not share with Company customer proprietary network information (“CPNI”), Sensitive Private Information (“SPI”) as defined in the SISR or Personal Identification Information (“PII”) information that either directly or indirectly allows identification of end users. Company shall comply with all applicable privacy laws and regulations and requirements, including, but not limited to, the CPNI restrictions contained in Section 222 of the Communications Act of 1934, 47 U.S.C. 222.

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7.	WARRANTY
7.1    Mutual Representations. Each Party represents and warrants to the other Party that
(a) it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (b) the execution of this Agreement by such Party and performance of its obligations hereunder do not and will not violate any agreement to which it is a Party or by which it is bound; (c) it will comply with all applicable federal, state and local laws, rule and regulations in performance of its obligations under this Agreement; (d) it has all necessary rights in Company’s and AT&T’s Marks, as applicable, (including third-party Marks included within the AADS by Company) for use within the scope of this Agreement, and has the power and authority to authorize the use of any and all Intellectual Property Rights which it purports to authorize hereunder, free and clear of any and all security interests, liens, claims, charges or encumbrances and (e) when executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms.

7.2    Additional Warranties by Company. Company warrants to AT&T that: (a) as of the Effective Date, the AADS and any and all other materials provided to AT&T by Company pursuant to this Agreement, and the Use thereof by AT&T in accordance with this Agreement will not infringe upon or violate any applicable laws or regulations or any rights of third parties, including, but not limited to, laws, regulations and rights concerning infringement or misappropriation of Intellectual Property Rights, or defamation and libel; (b) to the extent that Company is required under this Agreement to obtain any rights, licenses, permissions, clearances and/or approvals necessary in connection with the performance of this Agreement and/or AT&T’s exercise of the rights granted to AT&T hereunder, Company has done so; and (c) that the AADS shall not contain any unlawful material. Without limiting the generality of the foregoing provisions of this Section 7.2, as between Company and AT&T, Company shall be solely responsible for all fees, royalties and other amounts of any kind or nature payable with respect to Content.

7.3    No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, BOTH PARTIES’ SERVICES, INFORMATION, INFORMATION SERVICE AND OTHER MATERIALS ARE PROVIDED ON AN “AS IS,” “AS AVAILABLE” BASIS. EXCEPT FOR THE EXPRESS WARRANTIES MADE IN THIS AGREEMENT: (1) NEITHER PARTY MAKES ANY WARRANTY THAT ITS SERVICE WILL BE UNINTERRUPTED, SECURE OR ERROR FREE; AND (2) EACH PARTY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATERIALS PROVIDED UNDER THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR PERFORMANCE. THE PARTIES ACKNOWLEDGE THAT USE OF ANY DATA OR INFORMATION OBTAINED BY END USERS THROUGH EITHER PARTY’S INFORMATION SERVICE OR SERVICE IS AT SUCH END USERS’ OWN DISCRETION AND RISK, AND THAT END USERS WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE RESULTING FROM USE OF THAT SERVICE.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	CONFIDENTIALITY

8.1    Use/Safeguarding Confidential Information. The Party receiving Confidential Information from the other Party (“Receiving Party”) shall not use the Confidential Information of such disclosing Party (“Disclosing Party”) for any purpose other than to exercise or perform its rights or obligations under this Agreement. Receiving Party shall not, without the prior written consent of Disclosing Party, copy or otherwise reproduce Disclosing Party’s Confidential Information, or disclose, disseminate or otherwise communicate, in whole or in part, Disclosing Party’s Confidential Information to any third party except to officers, directors and employees of Receiving Party who need to know the Confidential Information and who will have undertaken to treat the Confidential Information in accordance with the provisions of this Section. Receiving Party further agrees that it shall safeguard Disclosing Party’s Confidential Information from disclosure using efforts no less commensurate with those Receiving Party employs for protecting the confidentiality of its own Confidential Information which it does not desire to disclose or disseminate, but in no event less than reasonable care. If Receiving Party becomes compelled by law, subpoena or order of court or administrative body (collectively, “Requirement”) to disclose any Disclosing Party’s Confidential Information, Receiving Party shall be entitled to disclose such Confidential Information provided that: (i) Receiving Party provides Disclosing Party with prompt prior written notice of such requirements to allow Disclosing Party to take any necessary action to safeguard the Confidential Information; and (ii) if required to do so, Receiving Party shall furnish only that portion of Disclosing Party’s Confidential Information which is legally required to be disclosed and shall exercise its commercially reasonable efforts to obtain assurances that Confidential Information will be treated in confidence. To the fullest extent permitted by law, the Receiving Party will continue to protect as confidential and proprietary all Confidential Information disclosed in response to such Requirement. The Parties’ rights and obligations under this Section 8 shall survive and continue in effect until five (5) years after the expiration or termination date of this Agreement with regard to all Confidential Information exchanged during the term of this Agreement. Thereafter, the Parties’ rights and obligations hereunder shall survive and continue in effect with respect to any Confidential Information that is and remains a trade secret protected under applicable law.

8.2    Exceptions. Notwithstanding anything to the contrary herein, the following will not constitute “Confidential Information” for the purposes of this Agreement: (i) information that Receiving Party can show, by documented and competent evidence, was known prior to the disclosure thereof of it, or independently developed by the Receiving Party , in both cases, without using the Confidential Information; (ii) information that is or becomes generally available to the public other than as a result of a disclosure directly or indirectly by Receiving Party in breach of this Agreement; (iii) information that is or becomes available to Receiving Party on a non-confidential basis from a source other than Disclosing Party, provided that such source is not known by Receiving Parry to be subject to any prohibition against transmitting the information to Receiving Party; or (iv) information for which Disclosing Party has authorized the relevant disclosure or other use.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.3    Remedies. Receiving Party agrees that Disclosing Party may be irreparably injured by a breach of Section 8 and that Disclosing Party may be entitled to seek equitable relief, including a restraining order, injunctive relief, specific performance and any other relief that may be available from any court to prevent breaches of Section 8 and to enforce specifically the terms and provisions hereof in any action instituted in any court having; subject matter jurisdiction, in addition to any other remedy to which Disclosing Party may be entitled at law or in equity in the event of any breach of the provisions hereof. Such remedies shall not be deemed to be the exclusive remedies for a breach of Section 8 but shall be in addition to all other remedies available at law or in equity.

8.4    Return of Confidential Information. Upon the Disclosing Party’s request and, in any event, when this Agreement has expired or terminated, the Receiving Party will, upon request of the Disclosing Party, promptly return to the Disclosing Party or destroy:

A.all Confidential Information that has been supplied by the Disclosing Party and is in the Receiving Party’s possession or control; and

B.all copies, notes, summaries, extracts, analyses, studies, or other materials, or part thereof, that were created by the Receiving Party, to the extent they are based on or contain Confidential Information of the Disclosing Party.

8.5    Certification. Upon the Disclosing Party’s request, a senior officer of the Receiving Party shall certify in writing on behalf of the Receiving Party that all Confidential Information required to be returned or destroyed pursuant to this Agreement has been returned or destroyed, as applicable.

9.	PROPERTY RIGHTS

9.1    AT&T. As between AT&T and Company, AT&T reserves and retains all right, title, and interest, including but not limited to all Intellectual Property Rights in the technology used by AT&T in connection with this Agreement, and no title to or ownership of any such technology is transferred to Company or any other Person under this Agreement. As between the Parties, AT&T retains all Intellectual Property Rights and all other right, title, and interest in and to the AT&T Service, the AT&T Marks, the AT&T Data, and the AT&T Interfaces and any pre- existing intellectual property of AT&T (collectively, “AT&T Intellectual Property”). In addition, “AT&T Intellectual Property” will include such custom features and look and feel (e.g., color schemes) included within the AT&T Application Download Service at the request of AT&T. Company obtains no right to use AT&T Intellectual Property beyond the term of this Agreement.

9.2    Company. As between AT&T and Company, Company reserves and retains all right, title and interest, including but not limited to all Intellectual Property Rights in the technology used by Company in connection with this Agreement, including Company’s technology product currently known as DT Ignite, and no title to or ownership of any of such technology is transferred to AT&T or any other Person under this Agreement. As between the Parties, Company retains all Intellectual Property Rights and all right, title, and interest in and to the Information Service and the Company Marks (other than the AT&T Intellectual Property). AT&T obtains no right to use Company Intellectual Property beyond the term of this Agreement.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.3    Further Assurances. Each Party will take, at the other Party’s expense, such action (including, without limitation, execution of affidavits or other documents) as the other Party may reasonably request to effect, perfect, or confirm such other Party’s ownership interests and other rights as set forth above in this Section 9.

9.4	AT&T Owned Work Product.

1.
For purposes of this Section 9.4, “Work Product ” means any services set forth in an Order, which may include, but is not limited to, Company’s consultant, professional, technical and engineering services, hosting, maintenance, software development services, installation services, repair, training, and on-site support. “Order” means any written order executed by AT&T and Company for services in accordance with this Section 9.4. The Intellectual Property Rights referenced in this Section 9.4.1 shall be applicable when AT&T funds the Work Product via direct payment and the parties have expressly agreed in writing to such an Order. The Parties expressly agree that this Section 9.4 shall not apply to any work undertaken by company outside the scope of an Order. An Order will be effective only when mutually agreed in writing by both Parties. Ownership of and all rights in all content, developments, software and work product resulting from work performed by Company under an Order (“Work Product”) including all Intellectual Property Rights, vests exclusively in AT&T regardless of whether the Work Product was created solely by Company or jointly by AT&T and Company. The Parties expressly agree to consider as a “work made for hire” any Work Product that qualifies as such under the laws of the United States or other jurisdictions. To the extent that the Work Product does not qualify as a “work made for hire” or where necessary for any other reason, Company hereby assigns to AT&T all rights, title and interest in such Work Product, and covenants to provide all reasonable assistance, including providing technical information relating to the Work Product and executing all documents of assignment (and cause its employees to provide such information and execute such documents) which AT&T may deem necessary or desirable to perfect its ownership interest in such Work Product, including trademark, patent or copyright applications, or otherwise, in such Work Product. Subject to the terms of the Order and this Agreement, specifically Section 9.4 (b), if the Work Product contains materials Company or others previously or independently developed, Company grants and agrees to grant to AT&T, or obtain for AT&T, a perpetual, non-exclusive, worldwide, assignable transferable, royalty-free license to use, copy, modify, distribute, publicly display, publicly perform, import, manufacture, have made, sell, offer to sell (whether directly or through channels of distribution), exploit and sublicense such materials (and have others do any of the foregoing acts on AT&T’s behalf), but only as a part of AT&T’s exercise of its rights in the Work Product. Any such license shall include AT&T’s right to grant an unrestricted, royalty-free license to its Affiliates. You shall place a copyright or other proprietary notice on the Work Product at AT&T’s written request. The Work Product shall constitute AT&T’s Confidential Information under this Agreement.

(a)
If Company wishes to obtain a license from AT&T to any Work Product, and where there is mutual benefit to Company and AT&T, the parties agree to negotiate in good faith, under separate written agreement, mutually agreeable terms and conditions, and to execute and comply with such terms and conditions between Company and AT&T Intellectual Property, the exclusive third party authorized licensor of AT&T’s intellectual property, to grant such license to Company to the Work Product or intellectual property.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
The Parties understand and agree that the AADS and Intellectual Property Rights, except for AT&T branding and the AT&T user interfaces to which AT&T reserves all rights, in the AADS and DT Ignite are the property of Company and not Work Product as herein defined. AT&T understands and acknowledges that the foregoing provisions shall not interfere in any way with Company’s ability to continue to use, market and exploit DT Ignite.

9.5    Obligations Upon Termination; Survival; Wind Down Period. Company agrees that, upon the expiration of this Agreement or termination of this Agreement by AT&T, AT&T may elect (on written notice, email to suffice) to have company continue to provide the White Label Application to End Users who have subscribed to the White Label Application on or before such expiration or termination (“Wind Down Users”). If AT&T makes such election, the Parties will continue to meet their obligations hereunder with respect to such Wind Down Users (but no new End Users will be added) for a period equal to the remainder of the Wind Down Users’ then-current contracts. Except as specifically provided above, upon the expiration or termination of this Agreement, all rights and obligations of the Parties will cease to be effective as of the date of the termination or expiration; provided that all provisions of this Agreement that reasonably may be interpreted or construed as surviving will survive, including but not limited to any obligations necessary to comply with the post-termination obligations of this
Section. (Without limitation, upon the termination or expiration of this Agreement, AT&T shall cease its marketing, promotion, offering and selling of the White Label Application.)

9.6	IP Ownership Additional Representations & Warranties

Offshore Company represents and warrants that all development work done for AT&T under the Agreement shall be performed in a manner that will not conflict with provisions of the Agreement that grant to AT&T ownership of or licenses to Intellectual Property in the developed work. For avoidance of doubt, the foregoing includes Company’s representing and warranting that no work will be done in any country having laws that interfere with, diminish, or encumber rights of ownership or licenses granted to AT&T under the terms of the Agreement unless the work is carried out in a way which does not interfere with or diminish such rights or licenses of AT&T. Country laws that prevent the complete assignment of all rights in intellectual property or valid waiver of, or agreement not to enforce, moral rights, or which require compensation be paid to individuals so that developments they create may be used by a business that employs or hires them, will be deemed to interfere with, diminish and/or encumber rights of ownership or licenses granted to AT&T unless the Company puts in place effective arrangements to ensure that the rights or licenses of AT&T are not interfered with, diminished or encumbered. Company represents and warrants that contractual agreements either are or will be in place between all of the following parties, as applicable:

i.	Company and other entities doing work in furtherance of the Agreement (such as between Company and Company’s Subcontractor(s));

ii.	Entities doing work in furtherance of the Agreement (such as between Company’s Subcontractor and its Subcontractor(s)); and

iii.	Company or other entities doing work in furtherance of the Agreement, on the one hand, and their respective employees, on the other hand,

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each of which agreements is or will be sufficient under applicable law to ensure that AT&T’s rights of ownership or licenses to intellectual property granted under the Agreement are not interfered with, diminished or encumbered.
Upon reasonable notice from AT&T, Company shall give AT&T access to the intellectual property provisions of the agreements referenced in this paragraph, as reasonably requested by AT&T, to verify the Company’s compliance with the foregoing. Company shall ensure that Company’s agreements with its Subcontractors allow Company to comply with this clause.

10.	INDEMNITY

10.1    General Indemnification. Each Party agrees to defend, indemnify and hold harmless the other Party, its Affiliates, and their respective directors, officers, employees, independent contractors and agents (each an "Indemnified Party") from any and all third party claims, including any claim(s) from application providers or developers not a party to this Agreement, losses, liabilities, damages, taxes, expenses and costs, including without limitation, attorneys’ fees and court costs (collectively, "Losses"), incurred by an Indemnified Party and arising from or related to the Indemnifying Party’s breach of any certification, covenant, obligation, representation or warranty in this Agreement. In addition, Company agrees to indemnify and hold harmless the AT&T Indemnified Parties from and against all Losses to the extent arising from a claim that an Advertisement is false, misleading or otherwise violates any applicable law.

(b) Indemnity Procedure. The Indemnified Party will promptly provide written notice to the Indemnifying Party of any Claim(s) for which such indemnity applies. Any delay in such notice shall not relieve the Indemnifying Party of its obligations under this Section, except insofar as the Indemnifying Party can show that such delay actually and materially prejudiced the Indemnifying Party. The Indemnified Party will reasonably cooperate with the Indemnifying Party and the Indemnified Party may participate in the defense with counsel of its choosing, at its expense. The Indemnifying Party will not, without the written permission of the Indemnified Party, settle any such claim in a manner that would require the Indemnified Party to admit liability or discontinue or modify its products or services (or offerings thereof).

10.2	Intellectual Property Infringement Indemnity.

A.	Definitions. For purposes of this Section:
1.    “Litigation Expense” means any court filing fee, court cost, arbitration fee, and each other reasonable fee and cost of investigating or defending an indemnified claim or asserting any claim for indemnification or defense under this Agreement, including without limitation reasonable attorneys’ fees and other professionals’ fees, and disbursements.
2.    “Provided Elements” shall mean any products, hardware, software, interfaces, systems, content, services, processes, methods, documents, materials, data or information, or any functionality therein, provided to any AT&T Indemnified Party by or on behalf of Company pursuant to this Agreement (including, without limitation, the Information Service).

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B.	Obligations.
1.    Company shall indemnify, hold harmless, and defend (which shall include, without limitation, cooperating with AT&T as set forth below in the defense of) the AT&T Indemnified Parties against any Loss resulting from, arising out of or relating to any allegation, threat, demand, claim or lawsuit brought by any third party (“Covered Claim”), regardless of whether such Covered Claim is meritorious, of:
a)    infringement (including, without limitation, direct, contributory and induced infringement) of any patent, copyright, trademark, service mark, or other Intellectual Property Right in connection with the Provided Elements, including, for example, any Covered Claim of infringement based on:
(1)    making, repair, receipt, use, importing, sale or disposal (and offers to do any of the foregoing) of Provided Elements (or having others do any of the foregoing, in whole or in part, on behalf of or at the direction of the AT&T Indemnified Parties), or
(2)    use of Provided Elements in combination with products, hardware, software, interfaces, systems, content, services, processes, methods, documents, materials, data or information not furnished by Company, including, for example, use in the form of the making, having made or using of an apparatus or system, or the making or practicing of a process or method unless the function performed by the Provided Elements in such combination is of a type that is neither normal nor reasonably anticipated for such Provided Elements (a “Combination Claim”);
b)    misappropriation of any trade secret, proprietary or non-public information in connection with the Provided Elements;
any and all such Loss referenced in this Section B (“Obligations”) being hereinafter referred to as a “Covered Loss.”

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.    Insofar as Company’s obligations under paragraph B.1. result from, arise out of, or relate to a Covered Claim that is a Combination Claim, Company shall be liable to pay only its Proportionate Share of the Covered Loss associated with such Combination Claim. The “Proportionate Share” payable by Company shall be a portion of the Covered Loss determined on an objectively fair and equitable basis to be attributable to Company based on the relative materiality of the role played by the applicable Provided Elements in the Combination Claim. If Company believes AT&T’s assessment of Company’s Proportionate Share is not fair and equitable, then Company’s Proportionate Share shall be determined, insofar as possible, through good faith negotiation between the Parties; provided, however, that a failure of the Parties to agree on Company’s Proportionate Share shall not relieve Company of its obligations to pay its Proportionate Share under this Section. Company shall make payments in satisfaction of its Proportionate Share obligation whenever such payments become due.
3.    AT&T shall have sole control over the defense of (i) any Combination Claim and (ii) any other Covered Claim that involves Company and one or more other suppliers of AT&T or its Affiliates ((i) and (ii) being hereinafter referred to separately and collectively as a “Compound Claim”). Company shall cooperate in every reasonable way with AT&T to facilitate the defense and may, at its option and at its own expense, participate with AT&T in the defense with counsel of its own choosing. Where AT&T controls the defense under this paragraph, AT&T shall make good faith efforts to enter into a reasonable joint defense or common interest agreement with Company.
4.    Insofar as Company’s obligations under paragraph B.1. result from, arise out of, or relate to other than a Compound Claim, Company may control the defense of the Covered Claim provided that, promptly upon any of the AT&T

Indemnified Parties’ giving Company written notice of the Covered Claim, Company delivers to AT&T a written, properly executed, unconditional, irrevocable, and binding promise to fully indemnify and hold harmless the AT&T Indemnified Parties from and against all Losses related to the Covered Claim as provided under this Section. In the event that Company controls the defense of the Covered Claim, Company shall retain as its lead counsel, subject to AT&T’s reasonable approval, one or more competent attorneys from a nationally recognized law firm who have significant experience in litigating intellectual property claims of the type at issue; and the AT&T Indemnified Parties may, at their option and expense, participate with Company in the defense of such Covered Claim.
5.    AT&T shall notify Company promptly of any Covered Claim; provided, however, that any delay in such notice shall not relieve Company of its obligations under this Section, except insofar as Company can show that such delay actually and materially prejudiced Company.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.    In no event shall Company settle, without AT&T’s prior written consent, any Covered Claim, in whole or in part, in a manner that would require any AT&T Indemnified Party to discontinue or materially modify its products or services (or offerings thereof). In no event shall Company enter into any agreement related to any Covered Claim or to the Intellectual Property Rights asserted therein that discharges or mitigates Company’s liability to the third-party claimant but fails to fully discharge all of AT&T’s liabilities as to the Covered Loss.

C.	Continued Use of Provided Elements Upon Injunction.
Without in any manner limiting the foregoing indemnification, if, as a result of a Covered Claim, (i) AT&T Indemnified Parties’ rights under this Agreement are restricted or diminished; or (ii) an injunction, exclusion order, or other order from a court, arbitrator or other competent tribunal or governmental authority preventing or restricting the AT&T Indemnified Parties’ use or enjoyment of the Provided Elements (“Adverse Judicial Order”) is issued, imminent, or reasonably likely to be issued, then, in addition to its other obligations set forth in this Section, Company, in any case at its sole expense (or, in the case of a Combination Claim, at its fairly and equitably apportioned expense) and at no loss, cost or damage to the AT&T Indemnified Parties or their customers, shall use commercially reasonable efforts to obtain for the AT&T Indemnified Parties the right to continue using or conducting other activities with respect to the Provided Elements (or, in the case of a Combination Claim, shall use commercially reasonable efforts, in cooperation as reasonably needed with other interested parties, to obtain for the AT&T Indemnified Parties the right to continue using or conducting other activities with respect to the Provided Elements in the combination at issue); provided that if Company is unable to obtain such right, Company shall, provide modified or replacement non-infringing Provided Elements that are (or, in the case of a Combination Claim, shall use commercially reasonable efforts, in cooperation as reasonably needed with other interested parties, to provide a modified or replacement non-infringing combination, with the Provided Elements being modified or replaced as needed therein, that is) equally suitable and functionally equivalent while retaining the quality of the original Provided Elements and complying fully with all the representations and warranties set forth in this Agreement; provided further that if Company is unable in this way to provide such modified or replacement non- infringing Provided Elements, AT&T shall have the right, at its option and without prejudice to any other rights or remedies that AT&T has in contract, law or equity: (i) to terminate this Agreement or relevant purchase or funding commitments hereunder; and/or (ii) to require Company, as applicable, to remove, accept return of, or discontinue the provision of the Provided Elements.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D.	Exceptions. Company shall have no liability or obligation to any of the AT&T Indemnified Parties for that portion of a Covered Loss which is based on (and only to the extent such portion is based on):
(1)use of the Provided Elements by the AT&T Indemnified Parties in a manner that constitutes a material breach of this Agreement; or
(2)an unauthorized modification of the Provided Elements by an AT&T Indemnified Party; or
(3)Company’s contractually required conformance to the AT&T Indemnified Party’s written specifications, unless any one or more of the following is true:
(a)    there was a technically feasible non-infringing means of complying with those specifications; or
(b)    the relevant specifications are designed to bring the Provided Elements into compliance with, or have the Provided Elements conform to, an industry standard; or
(c)    the Provided Elements are or have been provided by or on behalf of Company to any third party at any time; or
(d)    the Provided Elements are or have been available on the open market (i.e., provided or offered for general availability to all interested customers by a third party other than the third party who brought the Covered Claim against the AT&T Indemnified Parties) at any time; or
(e)    the relevant specifications for the Provided Elements are of Company’s (or one or more of its sub-suppliers’) origin, design, or selection.

E.OTHER LIMITATIONS OF LIABILITY NOT APPLICABLE. THE FOREGOING INDEMNIFICATION OBLIGATIONS ARE THE SOLE AND EXCLUSIVE REMEDIES IN THE EVENT OF A CLAIM OF INTELLECTUAL PROPERTY INFRINGEMENT BY THE PROVIDED ELEMENTS. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY (AND WHETHER OR NOT SUCH A PROVISION CONTAINS LANGUAGE TO THE EFFECT THAT THE PROVISION TAKES PRECEDENCE OVER OTHER PROVISIONS CONTRARY TO IT), WHETHER EXPRESS OR IMPLIED, NONE OF THE LIMITATIONS OF LIABILITY (INCLUDING, WITHOUT LIMITATION, ANY LIMITATIONS REGARDING TYPES OF OR AMOUNTS OF DAMAGES OR LIABILITIES) CONTAINED ANYWHERE IN THIS AGREEMENT WILL APPLY TO COMPANY’S OBLIGATIONS UNDER THIS SECTION.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

F.Notwithstanding any provision to the contrary in the Section entitled “Indemnity” or elsewhere in this Agreement, AT&T shall have no obligation to indemnify, defend, or hold harmless Company for any Loss resulting from, arising out of or relating to any allegation, threat, demand, claim or lawsuit brought by any third party in connection with any intellectual property right or other proprietary right held or asserted by such third party.
10.3    LIMITATION OF LIABILITY. EXCEPT FOR CLAIMS FOR BREACH OF SECTIONS 6, 8, OR 10, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE OR LOSS OF PROFITS, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT, INCLUDING NEGLIGENCE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR ANY BREACH OF SECTIONS 6 OR 8, THE OBLIGATIONS UNDER SECTIONS 10.1 AND 10.2, AND EITHER PARTY’S PAYMENT OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED TO THE OTHER PARTY UNDER ANY SECTION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS OF REVENUE SHARE PAID TO AT&T FOR THE PAST TWO YEARS PRIOR TO THE DATE SUCH PAYMENT OBLIGATION ACCRUES.

11.	TERM, TERMINATION AND TRANSITION

11.1    Term/Renewal. This Agreement shall have a term (the “Term”) commencing on the Effective Date and ending on the date which is two years from the Commercial Launch Date (the “Initial Term”). After the expiration of the Initial Term, this Agreement will be automatically renewed for successive ninety-day terms (each, a “Renewal Term”) until terminated by either Party with at least thirty (30) days’ written notice prior to the end of the Initial Term or any Renewal Term. The Initial Term and any Renewal Term are collectively referred to as the “Term.” AT&T will have the right to suspend or terminate the Agreement at any time due to regulatory issues, detected fraudulent activity, harm to AT&T’s mobile network or the AT&T Service or to End Users. AT&T will give Company at least thirty (30) days’ written notice of any such termination or suspension. In addition to the foregoing, AT&T will have the right to terminate this Agreement for convenience on ninety (90) days’ written notice to Company.

11.2    Insolvency. Either Party may immediately terminate this Agreement, upon written notice to the other Party, if such other Party is subject to proceedings in bankruptcy or insolvency, voluntarily or involuntarily, if a receiver is appointed with or without the other Party’s consent, if the other Party assigns its property to its creditors or performs any other act of bankruptcy or if the other Party becomes insolvent and cannot pay its debts when they are due.

11.3    Material Breach. Either Party (the “Terminating Party”) may terminate this Agreement in the event of a material breach by the other Party (the “Defaulting Party”) of its obligations hereunder, provided that such breach in the Terminating Party’s reasonable opinion is not cured by or on behalf of Defaulting Party within twenty (20) Business Days of written notification by the Terminating Party of such breach.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.4    Obligations Upon Termination; Survival. Company agrees that, upon the expiration of this Agreement or termination of this Agreement for any reason, AT&T may elect (on written notice to Company) to have Company continue to provide the AADS to End Users who have subscribed to the AADS on or before such expiration or termination.

11.5    No Prejudice. Except as otherwise provided above, the Parties’ right to terminate this Agreement is without prejudice to, and shall not affect any other remedies available to, the Parties.

12.	GENERAL PROVISIONS

12.1    Assignment. This Agreement may not be assigned by either Party in whole or in part, without the other Party’s prior written consent; provided, AT&T may (i) exercise its rights and perform its obligations hereunder through its Affiliates, and (ii) engage in internal reorganizations without Company’s consent. The foregoing notwithstanding, nothing herein shall be deemed to prevent a Party from engaging in a change in control transaction (through the sale of all or substantially all of a Party’s assets or stock, or otherwise); provided it is understood that upon written notice of a change of control by Company, AT&T may terminate this Agreement on written notice to Company if AT&T does not approve of such change in control.

12.2	Insurance.

12.2.1    Requirements. With respect to Company’s performance under this Agreement, and in addition to Company’s obligation to indemnify, Company shall at its sole cost and expense:

i.    maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

1.	at all times during the term of this Agreement; and

2.	with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the Term of this Agreement.

ii.    require each subcontractor who may perform under this Agreement to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the time when the subcontractor begins work, throughout the term of the subcontractor’s work and, with respect to any coverage maintained on a “claims-made” policy, for two (2) years thereafter;

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

iii.    procure the required insurance from an insurance company eligible to do business in the state or states where work will be performed hereunder and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Company may procure insurance from the state fund of the state where work is to be performed; and

iv.    deliver to AT&T certificates of insurance stating the types of insurance and policy limits upon AT&T’s request.

12.2.2	Additional Insurance Agreements. The Parties agree:

i.    the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Company’s obligation to maintain the insurance required under this Agreement;

ii.    that the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Company, nor be deemed as a limitation on Company’s liability to AT&T in this Agreement;

iii.    Company may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

iv.	Company is responsible for any deductible or self-insured retention.

12.2.3	The insurance coverage required by this Section includes:

i.    Workers’ Compensation insurance with benefits afforded under the laws of any state in which the work is to be performed and Employers Liability insurance with limits of at least:
[***] for Bodily Injury – each accident [***] for Bodily Injury by disease – policy limits
[***] for Bodily Injury by disease – each employee
To the fullest extent allowable by law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.
In states where Workers’ Compensation insurance is a monopolistic state-run system, Company shall add Stop Gap Employers Liability with limits not less than [***] each accident or disease.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ii.    Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:
[***] General Aggregate limit
[***] each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence
[***] each occurrence limit for Personal Injury and Advertising Injury
[***] Products/Completed Operations Aggregate limit
[***] each occurrence limit for Products/Completed Operations
[***] Representations and Warranties Coverage The Commercial General Liability insurance policy must:

1.	include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Company shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within sixty (60 days) of execution of this Agreement and within sixty (60) days of each Commercial General Liability policy renewal; include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

2.	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

3.	Not contain an exclusion for Professional Liability. If such an exclusion does exist on the policy, refer to the contingent BI/PD requirement under the Professional Liability requirement below.

iii.    Business Automobile Liability insurance with limits of at least [***] each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

iv.    Umbrella/Excess Liability insurance with limits of at least [***] each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

v.    Professional Liability (Errors & Omissions) insurance with limits of at least [***] each claim or wrongful act. Such coverage shall include contingent bodily injury and property damage if excluded under the commercial general liability policy.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

vi.    Internet Liability and Network Protection (Cyberrisk) denial of service, network security with limits of at least [***] each claim or wrongful act. Can be included on the Professional Liability policy identified above.

12.3    Relationship of Parties. Company is an independent contractor of AT&T. This Agreement shall not be construed to and does not create a relationship of partnership, employment or joint venture. Except for the express limited agency appointments hereunder, this Agreement does not create an agency relationship between the Parties. Neither Party shall have the authority to bind the other Party without the prior written consent of the Party who is sought to be bound.

12.4    Force Majeure. No Party to this Agreement shall be liable to the other Party for any failure or delay in fulfilling an obligation hereunder, if said failure or delay is attributable to circumstances beyond its control, including, but not limited to, any fire, terrorism, power failure, labor dispute or government measure (“Force Majeure”). The Parties agree that the deadline for fulfilling the obligation in question shall be extended for a period of time equal to that of the continuance of the Force Majeure. Company shall use all commercially reasonable efforts to minimize the effect of the Force Majeure on its performance under this Agreement. Notwithstanding the continuance of an event of Force Majeure, Company may not delay performance of its obligations under any circumstances by more than thirty (30) Business Days, otherwise AT&T may terminate this Agreement upon written notice to Company.

12.5    Survival. The following sections shall survive the expiration or termination of this. Agreement, regardless of the reasons for its expiration or termination, in addition to any other provision which by law or by its nature should survive: Sections 4, 6, 7, 8, 9, 10 and its subsections, 11.4, and 12.6.

12.6    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of laws principles thereof.

12.7    Exclusivity. The parties agree under no circumstances this Agreement shall be construed or interpreted as an exclusive dealing agreement by either party or to restrict either party from entering into any agreement with any other party, even if similar to or competitive with the transactions contemplated hereunder.

12.8    Notices. All notices under the terms of this Agreement shall be given in writing and sent by registered mail, recognized overnight courier service or facsimile transmission or shall be delivered by hand to the following addresses:

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company: Attention: Title: Address:
With a copy to:
VP – Consumer
AT&T Mobility,
Company: LLC
Attention: Title:
Data Products Address:
City, State Zip Email
Phone Fax

If Notice to AT&T:
1300 Guadalupe St. Suite 302
Austin, Texas, 78701 legal@digitalturbine.com

With a copy to:
Digital Turbine USA, Inc. Legal Department
1300 Guadalupe St. Suite 302
Austin, Texas, 78701
philip.bramson@digitalturbine.com

Company: Attention: Title: Address:
City, State Zip Email
Digital Turbine USA, Inc. Phil Bramson
Company: Attention: Title: Address:
City, State Zip Email
Phone Fax
If Notice to Company:

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Phone Fax		City, State Zip Email Phone Fax

CRICKET WIRELESS	Company

[Omitted]	Phil Bramson Philip.bramson@digital turbine.com
Escalation
[Omitted]	Nick Montes Nick.montes@digitalturbine.com

All notices shall be presumed to have been received when they are hand delivered, or five (5) Business Days of their mailing, or on the Business Day following the day of facsimile transmission.

12.8    Severability. If any provision, or portion thereof, of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions of this Agreement, and each provision, or portion thereof, is hereby declared to be separate, severable and distinct.

12.9    Waiver. A waiver of any provision of this Agreement shall only be valid if provided in writing and shall only be applicable to the specific incident and occurrence so waived. The failure by either Party to insist upon the strict performance of this Agreement, or to exercise any term hereof, shall not act as a waiver of any right, promise or term, which shall continue in full force and effect.

12.10    Business Days. Any payment or notice that is required to be made or given pursuant to this Agreement on a day that is not a Business Day shall be made or given on the next business day.

12.11    Conflicts. In the event of any conflict or inconsistency between the terms of the main body of this Agreement and any Exhibit, Schedule or Order, the terms of the main body of this Agreement shall prevail, unless otherwise expressly indicated and subject to any applicable provisions or laws in respect of tariffs or other regulatory matters.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.12    Amendment. This Agreement may only be amended by written agreement duly executed by authorized representatives of the Parties.

12.13    Entire Agreement. This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and, except as explicitly provided herein, shall replace all prior promises or understandings, oral or written.

12.14    Counterparts. This Agreement may be executed in one or more counterparts, by facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.15    Representatives. Each of the Parties shall appoint a representative (each, an “Account Representative”) who shall serve as such Party’s day-to-day representative and shall (a) have day-to-day responsibility for managing and coordinating the performance of such Party’s obligations under this Agreement and (b) be authorized to act for and on behalf of such Party with respect to all matters relating to this Agreement. The Account Representatives shall meet in- person, telephonically, or via video-conference at least once per week or at such other times as the Parties may agree. The initial Account Representatives are listed on Exhibit I. Either Party may substitute or replace its Account Representative at its discretion by providing written notice to the other Party of such substitution or replacement.

AGREED TO AND SIGNED by the duly authorized representatives of the Parties as of the date first set forth above.

AT&T MOBILITY LLC    DIGITAL TURBINE USA, INC.

By:____________________________                By:______________________________

Name:____________________________            Name:____________________________

Title:____________________________                Title:____________________________

Date: ____________________________            Date: ____________________________

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUPPLEMENT NO. 1 TO LICENSE AND SERVICE AGREEMENT

This SUPPLEMENT NO. 1 TO LICENSE AND SERVICE AGREEMENT
(“Supplement”) is entered into as of the     day of October, 2015 (“Supplement Effective Date”), by and between Cricket Wireless, LLC, an affiliate of AT&T Mobility LLC (“Cricket”) and Digital Turbine USA, Inc. (“Company”).

WHEREAS, Company and AT&T Mobility LLC, on behalf of itself and its Affiliates (“AT&T”) executed the License and Service Agreement dated as of October     , 2015 (the “Agreement”). Capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Agreement;

WHEREAS, the Agreement provides that Affiliates of AT&T, like Cricket, may execute supplements with Company to modify and/or add certain terms specifically with respect to such Affiliate;
WHEREAS, Cricket and Company desire to so supplement the Agreement to modify and/or add certain terms specifically with respect to Cricket as provided herein, but maintaining all other applicable terms of the Agreement.

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.Definitions.

(a)    New Definitions. The following definitions are added to the Agreement solely with respect to Cricket:

“Cricket Application Download Service” or “CADS” means the Company’s software application and service described in Exhibit A-1, which is made for use on Interactive Devices that allows End Users to (1) discover and download Applications to their Interactive Devices; and (2) support the preloading of Applications to End Users Interactive Devices during First Boot. All references in the Agreement to AT&T Application Download Service and Exhibit A are supplemented to include references to the Cricket Application Download Service and Exhibit A-1.

“Cricket Set-Up Deliverables” means the Company deliverables as described in Appendix 1 hereto that are provided to Cricket as part of the Company fee.

“DT Ignite Management Tool” means the Company’s management, administrative, and reporting web tool that allows Cricket to designate the Cricket-sold Android and Windows Interactive Device SKUs loaded with the CADS and which may contain both Company-sourced Applications and Cricket-sourced Applications.

“First Boot” means the first time that a Cricket-sold Android or Windows Interactive Device

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

loaded with the Cricket Application Download Service and an End User’s SIM card is turned on.

“Unit” means any Interactive Device onto which Cricket has loaded the Cricket Application Download Service.

2.	Grant of Rights.

(a)First Boot. In addition to the rights granted in Section 2.1 of the Agreement, Company grants to Cricket the following right, but not the obligation to support passive delivery to preload Applications through the Cricket Application Download Service to End User’s Interactive Devices during First Boot.

(b)Cricket Brands. Section 2.3 of the Agreement is supplemented to require that, prior to the first use of the AT&T Marks that include the name or branding of Cricket, the proposed use must be submitted for prior written approval to Cricket Brand Center at www.cricketwirelessbrand.com.

3.	Cricket Application Download Service Requirements.

(a)Company Responsibility and Deliverables. Section 3.1(1) of the Agreement is supplemented to add a reference to Exhibit A-1 in addition to Exhibit A. Section 3.1(4) of the Agreement is supplemented to require that the Cricket Set-Up Deliverables be delivered in accordance with Appendix 1.

(b)Delivery. As it relates to Cricket only, Section 3.1(4) of the Agreement is supplemented to add the following: “The Cricket Application Download Service will be delivered in accordance with the Delivery Schedule, Company Set-Up Deliverables as described in Appendix 1.”

(c)Lab Entry. As it relates to Cricket only, Section 3.1(5) of the Agreement is replaced with the following:

(i)
“Company will ensure that the Cricket Application Download Service operates on Android V 4.0.3 and above and will exercise commercially reasonable efforts to ensure that the Cricket Application Download Service operates on Windows 10 by December 31, 2015 above pending receipt of permission rights from

Microsoft. Cricket and ATT understand and acknowledge that such permission rights are a condition precedent to such efforts being exercised by Company and AT&T will exercise commercially reasonable efforts to assist Company in obtaining such permission rights.“ New Device Launches. At least sixty (60) days prior to new Cricket-sold Android and Windows Interactive Device’s lab entry (“LE”) date, Company will be required to submit a commercially-ready version of Cricket

Application Download Service to the designated original equipment manufacturer for testing - and notify Cricket in writing, email to suffice, upon delivery. At least thirty
(30) days prior to a new Cricket-sold Android or Windows Interactive Device’s LE

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

date, Company will conduct and complete all testing and defect resolution on the Cricket Application Download Service and deliver a clean-version to Cricket.
(ii)Updates to Existing Devices. At least thirty (30) days prior to the formal market announcement of an updated or revised version of in-market Android and Windows operating systems, Company must update the Cricket Application Download Service to be compatible with such operating system revision.”

(d)Compliance. As it relates to Cricket only, Section 3.1(12) of the Agreement is replaced with the following:

“Device Memory. Cricket shall use commercially reasonable efforts to make available an average of [***] Company-sourced Applications on approximately [***] of Cricket-sold Android and Windows Interactive Devices’ SKUS loaded with CADS in use with AT&T Service. On six- month intervals and aggregate-basis (Cricket-sold Android and Windows Interactive Devices loaded with the CADS), Cricket will use the data elements in Company’s DT Ignite Management Tool to manage this metric.”

(e)Customer Care. Customer care with respect to the Cricket Application Download Service is described in Appendix 2. Cricket will be responsible for developing a EULA governing the Cricket Application Download Service.

(f)Guidelines. As it relates to Cricket only, the following is inserted after the first sentence of Section 3.3 of the Agreement:

“Company shall design the Cricket Application Download Service to: (1) make as efficient use of AT&T’s wireless network resources as possible given its intended functions; (2) optimize background data running during off-peak hours and/or over WiFi; (3) send notification to End Users that applications downloaded using WiFi or downloaded using mobile network will consume large amounts of data and, (4) include End User option to ‘remind later’ or ‘continue’.”

(g)Additional Cricket Requirements. The Agreement is supplemented to add the following sections with respect to Cricket only:

1.“Bring Your Own Device” (BYOD). Cricket and Company agree to use best efforts during the Term to develop a solution to support the loading of the Cricket Application Download Service on Interactive Devices brought by End Users (i.e., not purchased from Cricket) for use with AT&T Service.”

2.	Automatic Preload. Revenue share tiers, as described in Exhibit C-1, are based on

Cricket using a passive delivery approach to preload Applications to Interactive Devices during First Boot (e.g., not user-directed). Should Cricket decide to change this approach, Company and Cricket agree to negotiate in good faith any changes to revenue share as currently described in Exhibit C-1.

3.Maintenance Releases.    Cricket will in good faith assess and consider loading the Cricket Application Download Service in Cricket maintenance releases for Cricket- sold Android and Windows Interactive Devices in use with AT&T Service as of the Supplement

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Effective Date.

4.No Revenues. Should Cricket decide not to participate in Company sourced Applications and continue to use the CADS with [***] revenue sharing for [***] consecutive months (“[***] Revenues End of Period”), Cricket and Company agree to discuss a new remuneration model; provided that Company will notify Cricket no less than twenty (20) days in advance of the [***] Revenues End of Period.

5.Heartbeat. Company may in its sole discretion operate a “heartbeat” test from time-to-time, which checks in with Interactive Devices to identify the usage of Applications in connection with the Cricket Application Download Service. Company will not run “heartbeats” without express permission of customers. Cricket will have the sole discretion and the right to determine the: heartbeat run frequency, heartbeat timing (e.g. only between 2am-3am), heartbeat mechanism (e.g. AT&T Network, WiFi-only, etc.), and maximum per heartbeat data usage (e.g. not to exceed 1mb / per heartbeat) on the End User’s Interactive Device.”

4.Compensation, Settlement, Payment, and Reporting. Exhibit C-1 sets forth the revenue share provisions sets forth the reporting requirements with respect to the Cricket Application Download Service to meet settlement, revenue assurance, and financial reporting requirements.

5.Marketing. As it relates to Cricket, the reference to att.com in Section 5.1 of the Agreement shall include a reference to cricketwireless.com.

6.Term, Termination and Transition. This Supplement will be co-terminous with the Agreement; provided, (a), if the Agreement expires or is terminated by AT&T, Cricket will have the option (exercisable by written notice to Company) to continue the Term of the Agreement on a month-to-month basis. In the case of (b), all of the applicable terms and conditions in the Agreement necessary for Cricket and Company to continue operating under this Supplement (including all representations, warranties and indemnities) will be deemed incorporated herein by reference.

7.Notices. In addition to the notices identified in Section 12.7, copies of notices to AT&T should be delivered to [Omitted].

8.No Further Changes. Except as supplemented hereby, the Agreement will continue in full force and effect in accordance with its terms with no modifications.
Agreed to and Signed by the duly authorized representatives of the parties as of the Supplemental Effective Date.

AGREED TO AND SIGNED by the duly authorized representatives of the Parties as of the date first set forth above.

AT&T MOBILITY LLC for

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CRICKET WIRELESS, LLC    DIGITAL TURBINE USA, INC.

By:____________________________                By:______________________________

Name:____________________________            Name:____________________________

Title:____________________________                Title:____________________________

Date: ____________________________            Date: ____________________________

APPENDIX 1

Delivery Schedule

[***]

APPENDIX 2

CUSTOMER CARE

[***]

EXHIBIT A
[***]

EXHIBIT A-1
[***]
EXHIBIT B
SERVICE LEVEL AGREEMENT

[***]

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

BUSINESS TERMS

1.AT&T Share. For purposes of this Exhibit C, “Activated Client” means that the Interactive Device is first turned on by an End User and registers with the Company servers. Company will pay AT&T the percentage of gross revenue shown in the table below received by Company from campaigns of third-party-provider Applications recommended and distributed through the AT&T Application Download Service, which the Company sources for the AT&T Application Download Service (“Gross Revenues”). No fee will be payable by AT&T to Company for AT&T Applications or 3rd Party Applications AT&T sources for the AT&T Application Download Service. Company agrees that the rates provided for AT&T Share will be at least as high as any revenue share payable by Company to any other wireless carrier in the United States in market for a comparable download service.

Tiers	Activated Clients	AT&T Share	Company Share
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]

The foregoing tiers are cumulative and are calculated monthly, so that once a threshold is reached, AT&T Share is payable at the new tier for all revenues so long as the number of Activated Clients is at the new tier level. For example, if there are [***]Activated Clients in January, the AT&T Share of Gross Revenues for that month will be [***]. If there are [***] Activated Clients in February, the AT&T Share of Gross Revenues for that month will be [***].
2.Reporting. Company will provide detailed monthly reporting by device and campaign in the first 15 days of the month for the month prior as set forth in the JRD attached as Exhibit A. Examples of reporting metrics is attached in this spreadsheet below.

3.Remittances. Company will remit what is owed to AT&T (“Company Remittances”) thirty (30) days after receipt of AT&T invoice. Company will provide additional reporting in accordance with Exhibit A.

CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C-1
Business Terms
1.Cricket Share.    Company will pay Cricket the percentage of gross revenue shown in the table below owed to Company from Campaigns of third-party-provider Applications distributed through the Cricket Application Download Service, which the Company sources for the Cricket Application Download Service (“Gross Revenues”). No fee will be payable by Cricket to Company for Cricket Applications or 3rd Party Applications Cricket sources for the Cricket Application Download Service. Company agrees that the rates provided for Cricket Share will be at least as high as any revenue share payable by Company to any other wireless carriers or operators in the United States.

Tiers	Units	Cricket Share	Company Share
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]

The foregoing Units tiers are cumulative and are calculated monthly, so that once a Units threshold is reached, Cricket Share is payable at the new Units tier for any/all revenues generated from Units so long as the number of Units is at the new Units tier level. For example, in the first month (January), if there are eight hundred thousand Units added, the Units cumulative total would be [***] and the Cricket Share of Gross Revenues will be calculated at [***] for [***] Units. In the second month (February), if [***] Units were added, the Units cumulative total would be [***] and the Cricket Share of Gross Revenues will be calculate at [***] for the [***] Units, etc.

2.     Company Remittances. Company will calculate remittances owed to Cricket (“Company Remittances”) at the end of every calendar month. Company will provide a statement describing the Company Remittance due to Cricket and pay that Company Remittance to Cricket in United Stated dollars with in thirty (30) days after the end of each calendar month. A sample of an acceptable revenue share report is attached hereto as an example.

3.      Company Fee. Cricket will pay Company a one-time amount of [***] within sixty (60) days after the successful completion of Company’s set-up activities and the delivery of the CADS deliverables as described in Appendix 1.

EXHIBIT D
SISR
AT&T Supplier Information Security Requirements (SISR)
[***]

SCHEDULE 1 DELIVERY SCHEDULE
[***]

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SCHEDULE 2

SYSTEM LEVEL PERMISSIONS REPORT

[***]

EXHIBIT F
Designated Managers

[Omitted]